IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

August 28, 2006

Interwest Transfer Company, Inc. 1981 East Murray Holladay Road, Suite 100 P.O. Box 17136 Salt Lake City, UT 84117

Attention:	Kurtis Hughes
(801) 272-9294

RE:	MOBILEPRO CORP.

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of August 28, 2006, by and among MobilePro Corp., a Delaware corporation (the “Company”) and the Buyers set forth on Schedule I attached thereto (collectively, the “Buyers”).

Pursuant to the Securities Purchase Agreement, the Company shall (a) sell to the Buyers, and the Buyers shall purchase from the Company, secured convertible debentures (collectively, the “Debentures”) in the aggregate principal amount of up to Seven Million Dollars ($7,000,000), which Debentures are convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at the Buyers discretion pursuant to the terms thereof, and (b) issue to the Buyer warrants to purchase up to 10,000,000 shares of Common Stock (the “Warrant”).

These instructions relate to the following stock or proposed stock issuances or transfers:

1.	Shares of Common Stock to be issued to the Buyers upon conversion of any or all principal amount, plus accrued interest, of the Debentures (“Conversion Shares”) pursuant to the terms thereof.

2.	Up to 10,000,000 shares of Common Stock to be issued to the Buyers upon exercise of the Warrant (the “Warrant Shares”).

This letter shall serve as our irrevocable authorization and direction to Interwest Transfer Company, Inc. (the “Transfer Agent”) to do the following:

1.	Conversion Shares and Warrant Shares.

a.
Instructions Applicable to Transfer Agent. With respect to the Conversion Shares and Warrant Shares, the Transfer Agent shall issue the Conversion Shares and Warrant Shares to the Buyers from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Notice of Conversion (the “Conversion Notice”), in the form attached as Exhibit A to the Debentures, with respect to the Conversion Shares, or a properly completed and duly executed Exercise Notice (the “Exercise Notice”), in the form attached as Exhibit A to the Warrant, with respect to the Warrant Shares, in each case delivered to the Transfer Agent by the Escrow Agent on behalf of the Company. Upon receipt of a Conversion Notice or Exercise Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the applicable Conversion Notice or Exercise Notice, a certificate, registered in the name of the applicable Buyer or its designees, for the number of shares of Common Stock to which such Buyer shall be entitled as set forth in the Conversion Notice or Exercise Notice, or (ii) upon the request of either Buyers, credit such aggregate number of shares of Common Stock to which such Buyer shall be entitled to in such Buyer’s or its designee’s balance account with the Depository Trust Company (“DTC”) through its Deposit Withdrawal At Custodian (“DWAC”) system; provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program and such Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof “Trading Day” shall mean any day on which The American Stock Exchange is open for customary trading.

b.
The Company hereby confirms to the Transfer Agent and the Buyers that certificates representing the Conversion Shares and Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit I attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit II attached hereto. If any Conversion Shares or Warrant Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for such Conversion Shares or Warrant Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

The Company hereby confirms that in the event that a stop order suspending the effectiveness of the Registration Statement has been issued by the SEC or any proceeding for that purpose are threatened by the SEC the Company will notify the Transfer Agent promptly, in light of the circumstances, of such order or notice. In addition, the Company shall promptly inform the Transfer Agent of any voluntary suspension of the effectiveness of the Registration Statement and confirm the continued effectiveness of the Registration Statement upon inquiry by the Transfer Agent.

c.
In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares or the Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyers to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

d.
Instructions Applicable to Escrow Agent. Upon the Escrow Agent’s receipt of a properly completed Conversion Notice, or Exercise Notice and the Aggregate Exercise Price (as defined in the Warrant), the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent the Conversion Notice or Exercise Notice, as the case may be, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice or Exercise Notice in accordance with the terms of such instructions.

2.	All Shares.

a.
The Transfer Agent shall reserve for issuance to the Buyers 140,000,000 Conversion Shares and 10,000,000 Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until such shares are taken out of reserve pursuant to a Conversion Notice or Exercise Notice, as applicable, or upon expiration of the Warrant or repayment in full of the Debentures.

b.
The Company hereby irrevocably appoints the Escrow Agent as a duly authorized agent of the Company for the purposes of authorizing the Transfer Agent to process issuances and transfers specifically contemplated herein.

c.
The Transfer Agent shall rely exclusively on the Conversion Notice, Exercise Notice, and Escrow Notice, and shall have no liability for relying on such instructions. Any Conversion Notice, Exercise Notice, or Escrow Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

d.
The Company hereby confirms to the Transfer Agent and the Buyers that no instructions other than as contemplated herein will be given to the Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to each Buyer, a partner of the general partner of each Buyer and counsel to the Buyers in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

The Company hereby agrees that it shall not replace the Transfer Agent as the Company’s transfer agent without the prior written consent of the Buyers.

If for any reason, during the term of this Agreement, the Transfer Agent resigns as transfer agent, the Transfer Agent shall provide the Company and the Investor with thirty (30) days’ prior written notice. The Company shall have five (5) business days after the date of the Transfer Agent’s notice to obtain a suitable replacement transfer agent which agent shall have agreed to serve as transfer agent and to be bound by the terms and conditions of these Transfer Agent Instructions. Nothing herein shall otherwise modify, amend or supercede the terms, conditions and obligations of the Company to the Transfer Agent as more fully set forth in the existing agreement. The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

The Company and the Transfer Agent acknowledge that the Buyers is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyers purchasing the Debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyers would not purchase the Debentures.

Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:

MobilePro Corp.

By: /s/ Jay Wright
Name: Jay Wright
Title: Chairman and CEO

___________________________________
David Gonzalez, Esq.

INTERWEST TRANSFER COMPANY, INC.

By:  ________________________________
Name:
Title:

SCHEDULE I

SCHEDULE OF BUYERS

Name	Signature	Address/Facsimile Number of Buyers

Cornell Capital Partners, LP	By: Yorkville Advisors, LLC	101 Hudson Street - Suite 3700
	Its: General Partner	Jersey City, NJ 07303
Facsimile: (201) 985-8266

By: /s/ Mark Angelo
Name: Mark Angelo
Its: Portfolio Manager

SCHEDULE I-1

EXHIBIT I

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

__________, 2006

Interwest Transfer Company, Inc.
1981 East Murray Holladay Road, Suite 100
P.O. Box 17136
Salt Lake City, UT 84117

RE:	MOBILEPRO CORP.

Ladies and Gentlemen:

We are counsel to MobilePro Corp. (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of August ___, 2006 (the “Securities Purchase Agreement”), by and among the Company, the Buyers set forth on Schedule I attached thereto (collectively the “Buyers”) and David Gonzalez, Esq., pursuant to which the Company has agreed to sell to the Buyers up to Seven Million Dollars ($7,000,000) of secured convertible debentures, which shall be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of August __, 2006, with the Buyers (the “Investor Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on [_____], 2006, the Company filed a Registration Statement (File No. ___-_________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the sale of the Conversion Shares.

In connection with the foregoing, we advise the Transfer Agent that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2006 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

EXHIBIT I-1

The Buyers have confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.

Very truly yours,

EXHIBIT I-2

EXHIBIT II

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF OPINION

__________, 2006

Interwest Transfer Company, Inc.
1981 East Murray Holladay Road, Suite 100
P.O. Box 17136
Salt Lake City, UT 84117

RE:	MOBILEPRO CORP.

Ladies and Gentlemen:

We have acted as special counsel to MobilePro Corp. (the “Company”), in connection with the registration of ___________shares (the “Shares”) of its common stock with the Securities and Exchange Commission (the “SEC”). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

In rendering this opinion we have relied on the accuracy of the Company’s Registration Statement on Form SB-2, as amended (the “Registration Statement”), filed by the Company with the SEC on __________, 2006. The Company filed the Registration Statement on behalf of certain selling stockholders (the “Selling Stockholders”). This opinion relates solely to the Selling Shareholders listed on Exhibit “A” hereto and number of Shares set forth opposite such Selling Stockholders’ names. The SEC declared the Registration Statement effective on __________, 2006.

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading “Selling Stockholders” in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

In rendering this opinion we have relied upon the accuracy of the foregoing statements.

Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit “A” hereto.

EXHIBIT II-1

This opinion is furnished to Transfer Agent specifically in connection with the sale or transfer of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,

EXHIBIT II-2

EXHIBIT A

(LIST OF SELLING STOCKHOLDERS)

Name:	No. of Shares:

EXHIBIT II-3